UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 27, 2011 (June 24, 2011)
Date of Report (Date of earliest event reported)

PERFECTENERGY INTERNATIONAL LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-51704	98-0548438
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

No. 479 You Dong Road Xinzhuang Town, Shanghai 201100 People’s Republic of China
(Address of principal executive offices)

(8621) 5488-8436
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2011 Annual Meeting of Shareholders of Perfectenergy International Limited (the “Company”), which was held on June 24, 2011, the shareholders of the Company: (i) elected the five nominated directors; and (ii) ratified the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP (1818) as the Company’s independent registered public accounting firm for the 2011 fiscal year. The results of the voting were as follows:

Proposal 1 — To elect as directors to serve until the 2012 annual meeting of shareholders:

Wennan Li	— votes FOR	10,843,709
	— votes withheld	725
	— broker non-votes	3,858,240
Min Fan	— votes FOR	10,843,709
	— votes withheld	725
	— broker non-votes	3,858,240
Yunxia Yang	— votes FOR	10,843,709
	— votes withheld	725
	— broker non-votes	3,858,240
Adam Roseman	— votes FOR	10,843,709
	— votes withheld	725
	— broker non-votes	3,858,240
Yajun Wu	— votes FOR	10,843,709
	— votes withheld	725
	— broker non-votes	3,858,240

Proposal 2 — To ratify the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP (1818) as the independent registered public accounting firm for the 2011 fiscal year:

Votes FOR:	14,447,542
Votes AGAINST:	7,047
Abstentions:	248,085
Broker non-votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFECTENERGY INTERNATIONAL LIMITED
(Registrant)

Date: June 27, 2011	/s/ Wennan Li
Name: Wennan Li
Title: Chief Executive Officer